UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2011

INLAND REAL ESTATE CORPORATION (Exact Name of Registrant as Specified in its Charter)

Maryland(State or Other Jurisdiction of Incorporation)	001-32185(Commission File Number)	36-3953261(IRS Employer Identification No.)
2901 Butterfield RoadOak Brook, Illinois 60523(Address of Principal Executive Offices)
(630) 218-8000(Registrant’s Telephone Number, Including Area Code)
N/A(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

Inland Real Estate Corporation ("the Company") is filing this Current Report on Form 8-K to report revisions to certain items included in its Quarterly Report on Form 10-Q for the three months ended March 31, 2011 (the "First Quarter 10-Q").  The Company is recasting its consolidated financial statements and notes to the consolidated financial statements included in the First Quarter 10-Q, to reflect an adjustment in the valuation of the property commonly known as Orchard Crossing located in Ft. Wayne, Indiana.  The financial statements and notes thereto as recast are included with this Current Report as exhibit 99.1.

The Company took control of Orchard Crossing in February 2011 and accounted for its acquisition as a business combination, which required the Company to record the assets and liabilities associated with the property at fair value.  The Company previously accounted for its interest in the property through its investment in an unconsolidated joint venture with Pine Tree Institutional Realty, LLC.  At the time of filing of the First Quarter 10-Q on May 9, 2011 an appraisal of the property had been undertaken but was not completed, so the Company valued the property using an internally prepared discounted cash flow model that included discount rates and capitalization rates on the expected future cash flows.  Subsequent to the filing of the First Quarter 10-Q, the Company received the final appraisal and in the recast financial statements and notes thereto, the Company is retrospectively adjusting the fair value of Orchard Crossing at the acquisition date due to changes to the Company’s assumptions based on additional information provided in the final appraisal.  The adjustment resulted in a loss recorded for the transaction that is approximately $710,000 larger than the loss previously reported in the First Quarter 10-Q.

The items included in this Form 8-K have been updated solely for matters relating specifically to the retrospective adjustment to the fair value of Orchard Crossing as described above.  No attempt has been made in this Form 8-K to modify or update other disclosures as presented in the First Quarter 10-Q to reflect events or occurrences after the date of the filing of the First Quarter 10-Q, May 9, 2011.  Therefore, this Form 8-K should be read in conjunction with the First Quarter 10-Q filed May 9, 2011, and the Company’s filings made with the SEC subsequently.  Revisions to the First Quarter 10-Q included in this Form 8-K as noted above supersede the corresponding portions of the Company’s First Quarter 10-Q filed on May 9, 2011.

Item 9.01

Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits:

	Exhibit No.	Description

	99.1	Consolidated financial statements of Inland Real Estate Corporation as of March 31, 2011 and December 31, 2010 and the three months ended March 31, 2011 and 2010, and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

September 23, 2011

INLAND REAL ESTATE CORPORATION

By:	/s/ MARK ZALATORIS
Name:	Mark Zalatoris
Title	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Consolidated financial statements of Inland Real Estate Corporation as of March 31, 2011 and December 31, 2010 and the three months ended March 31, 2011 and 2010, and the notes thereto.

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